                                                                    Exhibit 10.6

                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                                   (PGA WEST)

            THIS ASSIGNMENT AND ASSUMPTION AGREEMENT dated December 24, 1993, is by and between LANDMARK LAND COMPANY OF CALIFORNIA, INC., a Delaware corporation, ("Assignor"), and KSL LANDMARK CORPORATION, a Delaware corporation ("Assignee").

            The Resolution Trust Corporation, as conservator or receiver for Oak Tree Federal Savings Bank and on behalf of Assignor entered into that certain Purchase and Sale Agreement with KSL Recreation Corporation, which was assigned to Assignee, dated July 14, 1993 (the "Purchase Agreement") for the sale and purchase of certain "Properties", consisting of certain "Property" (as more particularly described in Exhibit No. 1), "Intangibles", "Leases" and "Executory Contracts", and other property (as more particularly described in this Assignment and Assumption Agreement), as such terms are defined in the Purchase Agreement;

            Assignor desires to quitclaim unto Assignee all of Assignor's right, title and interest in and to the Intangibles, Leases, Executory Contracts and other property as hereinafter provided.

            Assignee desires to assume the duties and obligations of Assignor with respect to the Leases and Executory Contracts.

            NOW, THEREFORE, in accordance with the Purchase Agreement and in consideration of the sum of Ten Dollars ($10.00), the sufficiency and receipt of which are hereby acknowledged, the parties agree as follows and take the following actions:

            1. Assignor hereby quitclaims unto Assignee all of the Assignor's right, title and interest in and to the following property to the extent Assignor has the right to transfer such property (collectively, "Intangible Property"):

            (a) any and all leases, tenancies, licenses and other rights of occupancy or use of or for any portion of the Property or the Personalty (including all amendments, renewals and extensions thereof), listed on Exhibit No. 2 of this Assignment and Assumption Agreement (collectively, "Leases"), if any;

            (b) the contracts and agreements for the management, repair or operation of the Property (other than Leases) listed in Exhibit No. 3 of this Assignment and Assumption Agreement (collectively, "Executory Contracts");

            (c) any and all licenses, permits, authorizations, certificates of occupancy and other approvals that are in effect as of the date of this Assignment and Assumption Agreement and
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necessary for the current use and operation of the Property (collectively,
"Permits");

            (d) any and all warranties, guaranties, telephone exchange numbers, architectural or engineering plans and specifications, and development rights that exist as of the date of this Assignment and Assumption Agreement and relate to the Property or the Personalty (collectively, "General Intangibles"); and

            (e) any and all rights to the name of the improvements upon the Property, a non-exclusive right to the Oak Tree logo and a right to other relevant logos, trademarks, tradenames and identifying marks ("Name").

"Intangible Property" means the Leases, Permits, General Intangibles, and Name.

Executory Contracts,

            2. THE INTANGIBLE PROPERTY IS BEING QUITCLAIMED "AS IS," "WHERE IS," AND "WITH ALL FAULTS" AS OF THE DATE OF THIS ASSIGNMENT AND ASSUMPTION AGREEMENT, WITHOUT ANY REPRESENTATION OR WARRANTY WHATSOEVER AS TO ITS CONDITION, FITNESS FOR ANY PARTICULAR PURPOSE, MERCHANTABILITY OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED, EXCEPT AS SPECIFICALLY SET FORTH IN ANY SELLER'S ESTOPPEL. ASSIGNOR SPECIFICALLY DISCLAIMS ANY WARRANTY, GUARANTY OR REPRESENTATION, ORAL OR WRITTEN, PAST OR PRESENT, EXPRESS OR IMPLIED, CONCERNING THE INTANGIBLE PROPERTY OR ASSIGNOR'S TITLE THERETO, EXCEPT AS SPECIFICALLY SET FORTH IN ANY SELLER'S ESTOPPEL. ASSIGNEE IS ACQUIRING THE INTANGIBLE PROPERTY BASED SOLELY UPON ASSIGNEE'S OWN INDEPENDENT INVESTIGATIONS AND INSPECTIONS OF THAT PROPERTY AND NOT IN RELIANCE UPON ANY INFORMATION PROVIDED BY ASSIGNOR OR ASSIGNOR'S AGENTS OR CONTRACTORS, EXCEPT AS SPECIFICALLY SET FORTH IN ANY SELLER'S ESTOPPEL.

            3. Assignee hereby accepts the foregoing assignment of the Intangible Property and hereby assumes all duties and obligations of Assignor with respect to (a) the Intangible Property for the period on and after the date of this Assignment and Assumption Agreement, and (b) the "Tenants' Deposits" credited pursuant to the Agreement as shown on Exhibit No. 4. Assignee shall defend, indemnify and hold harmless Assignor from and against any and all "Claims" asserted against or incurred by Assignor in connection with (a) any acts or omissions, on or after the date of this Assignment and Assumption Agreement, with respect to the Intangible Property, or (b) the Tenants' Deposits. "Claims" means claims, demands, causes of action, losses, damages, liabilities, judgments, costs and expenses (including attorneys' fees, whether suit is instituted or not).

            4. This Assignment and Assumption Agreement shall be (a) binding upon, and inure to the benefit of, the parties to
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this Assignment and Assumption Agreement and their respective heirs, legal representatives, successors and assigns, and (b) construed in accordance with the laws of the jurisdiction in which the Property consisting of real property is located, without regard to the application of choice of law principles, except to the extent preempted by federal law.

            IN WITNESS WHEREOF, the parties have signed and delivered this Assignment and Assumption Agreement as of the date first above written.

                                       ASSIGNOR:

                                       LANDMARK LAND COMPANY OF CALIFORNIA,
                                         INC., a Delaware corporation


                                       By:______________________________________
                                          Print name:  Jack M. Rosenfield
                                          Title:  Authorized Representative


                                       ASSIGNEE:

                                       KSL LANDMARK CORPORATION, a Delaware
                                         corporation


                                       By:______________________________________
                                          Larry E. Lichliter
                                          Executive Vice President
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                                  Exhibit "U"                    Rev. 12/22/93
                              (Executory Contracts)

PGA WEST

PURCHASE AGREEMENTS:

1. Master Agreement dated October 10, 1984 by and between William Bone and Landmark Land Company of California, Inc., as amended by Addendum to Master Agreement dated October 10, 1984, and assigned by Bone to Sunrise Desert Partners, a California Limited Partnership October 31, 1986, regarding sale of residential land at PGA West.

2.    [Intentionally Deleted]



PGA/PGA TOUR AGREEMENTS:

3. Agreement dated March 5, 1984 by and between the Professional Golfers' Association of America and Landmark Land Development Corporation of California, regarding affiliation with the PGA.

4. Agreement dated January 10, 1985 by and between PGA Tour, Inc. and Landmark Land Company of California, Inc., regarding use of Tour marks, construction of TPC facilities and holding of Tour events at PGA West.

SCHOOL DISTRICT AGREEMENTS:

5. Agreement for Financing Public School Facilities dated December 29, 1986 by and between Coachella Valley Unified School District of Riverside County, California and Landmark Land Company, Inc., regarding mitigation fees to be paid to the District.

6. Agreement for Financing Public Schools Facilities within the Desert Sands Unified School District dated December 12, 1986 by and between Desert Sands Unified School District of Riverside County California and Landmark Land Company, Inc., regarding mitigation fees to be paid to the District.

7. Agreement for Financing Public School Facilities within the Desert Sands Unified School District dated December 12, 1986 by and between Desert Sands Unified School District and Landmark Land Company, Inc., regarding mitigation fees to be paid to the District for Specific Plan 85-006 (Oak Tree West).
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COACHELLA VALLEY WATER DISTRICT:

8. Agreement (undated) by and between Coachella Valley Water District and Landmark Land Company of California, Inc., regarding provision of canal water for golf course irrigation